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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 19, 2000




                                MGI PHARMA, INC.
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             (Exact name of registrant as specified in its charter)


        Minnesota                      0-10736                41-1364647
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(State or other jurisdiction  (Commission file number)     (I.R.S. Employer
     of incorporation)                                    Identification No.)



         6300 West Old Shakopee Road, Suite 110, Bloomington, MN 55438
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (952) 346-4700
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On July 19, 2000, MGI PHARMA, Inc. (the "Company") reported its earnings for the second quarter of 2000 in a press release, which is filed as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

99.1     Press Release, dated July 19, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


July 24, 2000                          MGI PHARMA, INC.



                                       By: /s/ William C. Brown
                                           ------------------------------
                                           William C. Brown
                                           Chief Financial Officer and Secretary


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